SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 19, 2004

(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Item 9. Regulation FD Disclosure.
Item 7. Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure.

     On April 19, 2004, Terayon Communication Systems, Inc. (Company) issued a press release announcing that Triveni Digital and the Company have jointly developed a highly integrated, multi-functional, HDTV broadcast distribution system. The press release is attached hereto as Exhibit 99.1

     On April 19, 2004, the Company issued a press release announcing that it is demonstrating the advanced capabilities of its two flagship video products at NAB2004 in Las Vegas. The press release is attached hereto as Exhibit 99.2.

Item 7. Exhibits.

99.1	Press Release, dated as of April 19, 2004, entitled Terayon and Triveni Digital Deliver an All-Digital HD Distribution System for Broadcast Networks and Their Affiliates.
99.2	Press Release, dated as of April 19, 2004, entitled Terayon Demonstrates its Digital Video Products at NAB2004 Tradeshow.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Edward Lopez
Edward Lopez
Senior Vice President, General Counsel and Human Resources

Date: April 21, 2004

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INDEX OF EXHIBITS

99.1	Press Release, dated as of April 19, 2004, entitled Terayon and Triveni Digital Deliver an All-Digital HD Distribution System for Broadcast Networks and Their Affiliates.
99.2	Press Release, dated as of April 19, 2004, entitled Terayon Demonstrates its Digital Video Products at NAB2004 Tradeshow.

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